SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 9, 2004

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

    Indiana                         1-5627                       13-5158950
---------------                  ------------                -------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
organization)

                   4 West Red Oak Lane
                  White Plains, New York                           10604
          ----------------------------------------               ----------
          (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

          (Former name or former address if changed since last report)

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ITEM 5. Other Events

On February 9, 2004, ITT Industries, Inc. issued a press release announcing that it had entered into a definitive agreement to acquire Eastman Kodak Company's Remote Sensing Systems (RSS). Further information regarding the transaction is set forth in the press release attached hereto as Exhibit 99.1

ITEM 7. Financial Statements and Exhibits

      (c)   Exhibits

      99.1. Press release dated February 9, 2004 issued by ITT Industries, Inc.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ITT INDUSTRIES, INC.

                                              By: /s/ Kathleen S. Stolar
                                                  -----------------------
                                                  Kathleen S. Stolar

                                              Its: Vice President, Secretary
                                                   and Associate General Counsel

Date: February 11, 2004